SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549

                      FORM 8-K\A

                     CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report:  June 13, 1995
(Date of earliest event reported)



            Residential Funding Mortgage Securities I, Inc.
        (Exact name of registrant as specified in its charter)


Delaware                    33-54227          75-2006294
(State or Other Juris-    (Commission        (I.R.S. Employer
diction of Incorporation)  File Number)      Identification No.)


8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota
                                                    55437
  (Address of Principal Executive Office)        (Zip Code)


             Registrant's telephone number, including area code:(612) 832-7000





Item 5.      Other Events.

             On April 27, 1995, the Registrant will cause the issuance and sale of $105,020,175.63 initial principal amount of Mortgage Pass-Through
      Certificates, Series 1995-S4, Class A-1, Class A-
      2, Class A-3, Class A-4, Class A-5, Class A-6,
      Class R, Class M-1, Class M-2 Class M-3, Class B-
      1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 1995, among the Registrant, Residential Funding Corporation, as
      Master Servicer, and Bankers Trust Company, as
      Trustee.

             In connection with the sale of the Series
      1995-S4, Class A-1, Class A-2, Class A-3, Class A-
      4, Certificates and the Class R Certificates, other than a de minimis portion thereof
      (collectively, the "Underwritten Certificates"), the Registrant has been advised by C.S. First
      Boston Corporation (the "Underwriter"), that the
      Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No.
      33-54227, which Computational Materials are being filed manually as exhibits to this report.

             The Computational Materials have been
      provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

             The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
      Computational Materials may be based on
      assumptions that differ from the assumptions set forth in the Prospectus Supplement. The
      Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the
      Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

             In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
      Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.      Financial Statements, Pro Forma Financial
             Information and Exhibits


      (a)    Financial Statements.

             Not applicable.

      (b)    Pro Forma Financial Information.

             Not applicable.

      (c)    Exhibits



               Item 601(a) of
              Regulation S-K
Exhibit No.    Exhibit No.      Description
1                  99           Computational Materials





      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                RESIDENTIAL FUNDING MORTGAGE
                                SECURITIES I, INC.

                                By:  /s/ Jill M. Davis

                                Name:   Jill M. Davis
                                Title:        Director




Dated: June 13, 1995
                             EXHIBIT INDEX


         Item 601 (a) of  Sequentially
Exhibit  Regulation S-K   Numbered
Number  Exhibit No.      Description          Page
1         99         Computational Materials  Filed
                                            Manually
                   EXHIBIT

        (Intentionally Omitted)